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                                                                Exhibit 10(vv)

                        DEFERRED STOCK PURCHASE AGREEMENT


            This DEFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 19th day of May, 2000 by and between Alliance Pharmaceutical Corp., a New York corporation (the "Company"), and Baxter Healthcare Corporation, a Delaware corporation (the "Buyer").

            THE PARTIES AGREE AS FOLLOWS:

            1. Authorization, Purchase and Sale of Preferred Stock.

            1.1 Authorization of Preferred Stock. The Company has authorized the issuance and sale of (a) up to 13,637 shares of its Series G Preferred Stock, $0.01 par value (such Series G Preferred Stock being hereinafter referred to as the "G Stock") and (b) up to 13,636 Shares of its Series H Preferred Stock, $0.01 par value (such Series H Preferred Stock being hereinafter referred to as the "H Stock") both to be issued under this Agreement. The rights, privileges, and preferences of the G Stock and the H Stock are as set forth in the Company's Certificate of Amendment of Certificate of Incorporation (the "Certificate of Amendment") in the form attached to the Preferred Stock Purchase Agreement of even date herewith between the parties hereto (the "First Purchase Agreement").

            1.2 Purchase and Sale of the Preferred Stock. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, the Company agrees to sell to the Buyer, and the Buyer agrees to purchase from the Company, (a) 13,637 shares of G Stock (the "G Shares") at a purchase price of $1,100 per share, or an aggregate purchase price of $15,000,700 at the First Closing (as defined below) and (b) 13,636 shares of H Stock (the "H Shares") at a purchase price of $1,100 share, or an aggregate purchase price of $14,999,600 at the Second Closing (as defined below).

            1.3 Definitions. Certain terms used herein have the following meanings:

      "Current Market Price" per share of Common Stock shall mean the average of the daily market prices for the twenty (20) consecutive Trading Days ending on the Trading Day immediately preceding the date of the NDA Filing. The market price for each such Trading Day shall be the last reported sales price on the principal exchange on which the Common Stock is listed, or, if it is not so listed, the NASDAQ National Market System or on the over-the-counter market.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "FDA" shall mean the United States Food and Drug Administration.

      "First Closing" shall have the meaning set forth in Section 1.4.
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      "1933 Act" shall mean the Securities Act of 1933, as amended.

      "SEC" shall mean the Securities and Exchange Commission.

      "Second Closing" shall have the meaning set forth in Section 1.4.

      "Trading Day" shall mean any day on which trading takes place (a) if the Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if not, in the over-the-counter market and prices reflecting such trading are published by the National Association of Securities Dealers Automated Quotation System.

      "Transaction Agreements" shall have the meaning set forth in the First Purchase Agreement.

            1.4 The Closings. Provided that in each case the Company has not received a notice from PFC Therapeutics, LLC ("PFC") terminating the License Agreement (as defined in the First Purchase Agreement) pursuant to Article 10 thereof, (i) the purchase and sale of the G Shares shall occur at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614-8557 at 10:00 a.m., local time, on March 15, 2001 provided that the Company may postpone the First Closing for up to sixty days to comply with any condition to such Closing or at such other time and place as the parties shall mutually agree (the "First Closing") and (ii) the purchase and sale of the H Shares shall occur at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614-8557 at 10:00 a.m., local time, on September 15, 2001 or at such time and place as the parties shall mutually agree (the "Second Closing" and the First Closing and the Second Closing each a "Closing"); provided that the Company may postpone the First Closing for up to sixty days to comply with any condition to such Closing and further provided that in the event a delay in either Closing is necessary to permit compliance with any state or federal law, such Closing may be postponed until such compliance is obtained. At each Closing, the Company will deliver to the Buyer a certificate, registered in Buyer's name, representing the G Shares or H Shares, as applicable, to be purchased by the Buyer against payment of the purchase price thereof in lawful money of the United States of America by wire transfer or check payable to the Company.

            2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Buyer that as of the date hereof:

            2.1. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is qualified to do business as a foreign corporation in each jurisdiction where failure to qualify would have a Material Adverse Effect (as defined in Section 2.13) on the business or properties of the Company. The Company has full power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The copies of the Certificate of Incorporation, Certificate of Amendment and Bylaws of the


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Company, as amended to date, which have been furnished to the Buyer by the
Company, are correct and complete.

            2.2 Authorization. The Company has full power to execute, deliver and perform this Agreement, the Transaction Agreements to which it is a party and each other agreement entered into by the Company in connection with this Agreement, and each such agreement has been duly executed and delivered by the Company and is the legal, valid and, assuming due execution by the other parties hereto and thereto, binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles. The execution, delivery and performance of this Agreement, including the sale, issuance and delivery of the G Shares, the H Shares and the Transaction Agreements to which it is a party, and each other agreement entered into by the Company in connection with this Agreement, has been duly authorized by all necessary corporate action of the Company.

            2.3 Capitalization. The entire authorized capital stock of the Company consists of 75,000,000 shares of common stock, $0.01 par value per share (the "Common Stock"), of which 47,167,083 shares are issued and outstanding on May 5, 2000, and 5,000,000 shares of preferred stock, $.01 par value, of which
(i) 1,500,000 have been designated Series A Preferred Stock and are not issued or outstanding (ii) 500,000 have been designated Series F Preferred Stock and, as of the date hereof, will be issued and outstanding (iii) 13,367 have been designated as Series G Preferred Stock, all of which are to be issued at the First Closing, and (iv) 13,636 have been designated as Series H Preferred Stock, all of which are to be issued at the Second Closing. None of the remaining 2,972,727 shares of such preferred stock are issued or outstanding. The shares of Common Stock outstanding are duly authorized, validly issued, fully paid and nonassessable. No shares of Common Stock or preferred stock are held in the Company's treasury. The Company has authorized and reserved 13,637 shares of G Stock and 13,636 shares of H Stock for issuance hereunder. When issued in accordance with the terms of this Agreement, each of the G Shares and the H Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and the certificates representing the same will be duly and validly authorized, executed and delivered by the Company. The Company has authorized and reserved for issuance (a) upon conversion of the G Shares 1,363,700 shares of its Common Stock or such other number as may be necessary to be issued upon such conversion (such shares, until sold to the public generally pursuant to a registration statement or Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), are referred to herein as "G Conversion Shares") and (b) upon conversion of the H Shares 1,363,600 shares of its Common Stock or such other number as may be necessary to be issued upon such conversion (such shares, until sold to the public generally pursuant to a registration statement or Rule 144(K) promulgated under the 1933 Act are referred to herein as "H Conversion Shares"). Each of the G Conversion Shares and H Conversion Shares will, upon such issuance in accordance with the terms of the Company's Certificate of Incorporation, as amended, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and the certificates representing the same will be duly and validly authorized, executed and delivered by the Company. There are no outstanding warrants, rights of first refusal, options or other rights to purchase or acquire, or exchangeable for or convertible into, any shares of Common Stock or preferred stock, except as


                                       3
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disclosed on Schedule 2.3 or as otherwise disclosed in writing. The Company has reserved Common Stock for issuance upon exercise of outstanding options and warrants as set forth in Section 2.3 of the disclosure schedule to this Agreement. Except as provided herein, there are no preemptive rights with respect to the issuance or sale by the Company of any of its securities. Except as provided in this Agreement or as imposed by applicable securities laws, there are no restrictions on the transfer or voting of any shares of the Common Stock, G Stock or H Stock. There are no existing rights with respect to registration under the 1933 Act of any of the Company's securities except as set forth herein or as disclosed on Schedule 2.3. Upon consummation of the transactions contemplated hereby, good and valid title to each of the G Shares and the H Shares will pass to Buyer, free and clear of any encumbrances, liens, claims, charges or assessments of any nature whatsoever. Upon their issuance in accordance with the Company's Certificate of Incorporation, as amended, good and valid title to each of the G Conversion Shares and the H Conversion Shares and such shares will pass to the Buyer, free and clear of any encumbrances, liens, claims, charges or assessments of any nature whatsoever.

            2.4 Financial Statements. The Company has delivered to Buyer a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 (the "1999 10-K"), containing audited consolidated balance sheets and statements of operations and cash flow for the fiscal years ended June 30, 1997, June 30, 1998 and June 30, 1999 and a copy of the Company's Quarterly Report on Form 10-Q for the quarters ended September 30, 1999 and December 31, 1999 and the Company's draft 10-Q for the quarter ended March 31, 2000 (the Form 10-Qs, the draft 10-Q and the financial statements therein, the 1999 10-K and all future Form 10-Ks and Form 10-Qs filed by the Company are collectively referred to as the "Financial Statements," provided that, at any given date, such term shall refer only to the Financial Statements existing as of that date). The Financial Statements are in accordance with the books and records of the Company, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present, in all material respects, the financial position, results of operations and cash flows of the Company as of each such date and for each of the periods covered thereby, except that such interim statements are subject to normal year-end adjustments.

            2.5 Absence of Undisclosed Liabilities. Except as and to the extent reflected or stated in the Financial Statements, neither the Company nor its subsidiaries has any debts, liabilities or obligations of any nature, whether accrued, absolute, assigned or otherwise, whether due or to become due, other than those incurred in the ordinary course of business.

            2.6 Absence of Certain Developments. Since June 30, 1999, except as disclosed in the Financial Statements or the disclosure schedules to this Agreement or as otherwise expressly contemplated therein or by this Agreement or the Transaction Agreements to which it is a party, and except for continuing operating losses, the Company has not:

            (a) changed or amended its Articles of Incorporation or By-Laws (or similar governing documents);

            (b) incurred any obligation or liability (fixed or contingent), except normal trade or business obligations incurred in the ordinary course of business and consistent with past practice, none of which individually or in the aggregate would cause a Materially Adverse Effect;

            (c) discharged or satisfied any material lien, security interest, charge or other encumbrance or paid any material obligation or liability (fixed or contingent), other than in the ordinary course of business and consistent with past practice;

            (d) mortgaged, pledged or subjected to any lien, security interest, charge or other encumbrance any of its material assets or properties (other than liens permitted pursuant to Section 2.7 below);

            (e) transferred, leased or otherwise disposed of any of its material assets or properties, except for fair consideration in the ordinary course of business and consistent with past practice, or acquired any material assets or properties, except in the ordinary course of business and consistent with past practice;

            (f) declared, set aside or paid any distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or redeemed or otherwise acquired any of its capital stock or split, combined or otherwise similarly changed its capital stock or authorized the creation or issuance of or issued or sold any capital stock or any securities or obligations convertible into or exchangeable therefor, or gave any person any right to acquire any capital stock from the Company, or agreed to take any such action (other than upon the exercise of outstanding warrants or stock options, and the issuance and exercise of stock options issued under the Company's existing stock option plans);

            (g) made any investment of a capital nature, whether by purchase of stock or securities, contributions to capital, property transfers or otherwise, in any other partnership, corporation or any other entity, or purchase any material property or assets;

            (h) canceled or compromised any debt or claim other than in the ordinary course of business;

            (i) waived or released any rights of material value, including, without limitation, any material patents, trademarks and trade names, trademark and trade name registrations, logos, servicemark registrations, copyright registrations, applications pending the date hereof for patent or for trademark, trade name, servicemark or copyright registrations, and other material proprietary intellectual property rights (including, but not limited to, know-how, information, proprietary rights and information) ("Intangible Rights");

            (j) transferred or granted any material rights under or with respect to any Intangible Rights other than on reasonable business terms, or permitted any license, permit or other form of authorization relating to a material Intangible Right to lapse;


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

            (k) suffered any casualty loss or damage (whether or not such loss or damage shall have been covered by insurance) which affects in any material respect its ability to conduct business;

            (l) made or granted any wage or salary increase applicable to any group or classification of employees generally, entered into any employment contract with or made any loan to, or entered into any material transaction of any other nature with, any officer, or employee of the Company, except in the ordinary course of business; or

            (m) suffered a Material Adverse Effect.

            2.7 Title to Properties. Except as stated in the Financial Statements as of the date of their representation, each of the Company and its subsidiaries has good and marketable title to all material properties and assets (excluding intellectual property which is covered by Section 2.10 hereof) necessary to its business as presently conducted and as proposed to be conducted, and to all of its properties and assets, free and clear of all mortgages, security interests, liens, restrictions or encumbrances other than
(a) those disclosed on Schedule 2.7, (b) the lien of current taxes not yet due and payable and (c) possible minor liens and encumbrances which do not in any case, individually or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company or its subsidiaries, and would not result in the occurrence of a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business.

            2.8 Tax Matters. All taxes, including, without limitation, income, excise, property, sales, transfer, use, franchise, payroll, employees' income withholding and social security taxes imposed or assessed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by the Company, and all interest, penalties and additions thereon, whether disputed or not, have been paid in full, and all tax returns or other documents required to be filed in connection therewith have been accurately prepared and duly and timely filed. The Company has not been delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, assessed or, to the best of its knowledge, proposed against it. The provisions for taxes in the Financial Statements are sufficient for the payment of all accrued and unpaid federal, state, county and local taxes of the Company.

            2.9 No Defaults. The Company is not in violation, nor will the execution of this Agreement or any of the Transaction Agreements to which it is a party cause a violation, of any term or provision of (a) its Certificate of Incorporation or Bylaws or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other material instrument, document or agreement to which the Company is a party or by which it or any of its properties or assets is bound or affected or (b) any order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

            2.10 Intellectual Property. To the best of the Company's knowledge;

            (a) The Company has good title to and ownership of or licensed rights to, free and clear of all liens, claims and encumbrances of any nature, Intangible Rights licensed by the Company to PFC under the Transaction Agreements, and the conduct by the Company of its business in connection with the Intangible Rights neither conflicts with or constitutes, or is expected to conflict with or constitute, an infringement of the rights of others.

            (b) The Company has sufficient title to and ownership of, or license rights to, or has applied for, all Intangible Rights necessary to the proper conduct of its business as described in the Financial Statements. The consummation of the transactions contemplated hereby will not alter or impair any such Intangible Rights.

            (c) The Company has not received any communications alleging that, and has no knowledge that the Company has violated or, by conducting its business, would violate any of the Intangible Rights of any other person or entity.

            2.11 Effect of Transactions. The execution, delivery and performance of this Agreement and the transactions contemplated hereby, and compliance with the provisions hereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (i) violate any current law, statute, rule, regulation, ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under the Certificate of Incorporation or Bylaws of the Company or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its properties or assets is bound or affected.

            2.12 No Governmental Consent or Approval Required. Based in part on the representations made by the Buyer in Section 3 of this Agreement, and except as contemplated herein, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or (other than the Certificate of Amendment) filing with any federal, state or local governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by the Company of this Agreement or any Transaction Agreement to which it is a party, and consummation of the transactions contemplated hereby or thereby, or for or in connection with the valid and lawful authorization, issuance and delivery of the G Shares or the H Shares or for or in connection with the valid and lawful authorization, reservation, issuance and delivery of the G Conversion Shares or the H Conversion Shares other than (a) the qualification (or taking of such action as may be necessary to secure an exemption from qualification if available) of the offer and sale of the G Shares and the H Shares under the California Corporate Securities Law of 1968, as amended, and other applicable state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements or (b) compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and shareholder approval pursuant to Nasdaq requirements, in each case if required in connection with the issuance of the G Conversion Shares or the H Conversion Shares.

            2.13 Litigation. Except as disclosed in the Financial Statements and ongoing intellectual property administrative proceedings of which the Buyer has been informed, there is no claim, arbitration, action, suit, proceeding or investigation pending, or to the best knowledge of the Company, threatened against the Company or any of its subsidiaries, which questions the validity of this Agreement or any Transaction Agreement to which it is a party or the right of the Company or any of its subsidiaries to enter into any such agreements or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse effect on the condition of the Company or its assets, liabilities, properties, business, operations or insofar as they may be reasonably foreseen, prospects generally (a "Material Adverse Effect"), or any change in the current equity ownership of the Company. Neither the Company nor any of its subsidiaries is a party to, or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality which would have a Material Adverse Effect.

            2.14 Securities Laws. Assuming that the Buyer's representations and warranties contained in Section 3 of this Agreement are and continue to be true and correct, the offer, issuance and sale to Buyer of the G Shares, the G Conversion Shares, the H Shares and the H Conversion Shares are and will be exempt from the registration and prospectus delivery requirements of the 1933 Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. No person authorized by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the G Shares, the G Conversion Shares, the H Shares, the H Conversion Shares or any similar securities, has taken or will take any action (including, without limitation, any offer or sale of any securities under circumstances which would require the integration of such securities with the G Shares or the H Shares being sold hereunder under the 1933 Act or the rules and regulations of the Securities and Exchange Commission which would subject such offer and sale to the registration provisions of the 1933 Act.

            2.15 Brokerage. There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company other than the fee being paid by the Company to Burrill & Company. The Company agrees to indemnify and hold the Buyer harmless against any damages incurred as a result of any such claim.

            2.16 Insurance. The Company maintains in full force such types and amounts of insurance issued by issuers of recognized responsibility insuring the Company, with respect to its liability, workers' compensation, business and properties, in such amounts and against such losses and risks as are sufficient for compliance with all requirements of law and are deemed appropriate by the Company under its present circumstances.


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

            2.17 Compliance With Laws. Each of the Company and its subsidiaries is in compliance in all material respects with every statute, law or regulation applicable to the Company's business or operations, including (without limitation) statutes, laws and regulations relating to the environment or occupational health and safety, laboratory and manufacturing practices (including current Good Manufacturing Practices prescribed by the U.S. Food and Drug Administration), the experimental use of animals and the use and disposal of hazardous or potentially hazardous substances (including, with limitation, radioactive compounds and solvents), and, to the best of the Company's knowledge and its subsidiaries' knowledge, no material expenditures are required or currently anticipated in order to comply with any such existing statute, law or regulation. Neither the Company nor its subsidiaries has received any notice from any third party of any alleged material violation of any of the foregoing.

            2.18 Retirement Obligations, etc. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, other than as disclosed in the Financial Statements. The Company does not have any employees that are represented by a union. The Company is not a party to any collective bargaining agreement and, to the best of the Company's knowledge, no organizational efforts are presently being made with respect to any of its employees. The Buyer will not incur through consummation of any of the transactions contemplated by this Agreement any liability in respect of employees of the Company or any of its employee benefit plans.

            2.19 Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and will not, as a result of the transactions contemplated hereby, become an "investment company."

            2.20 Disclosure. The Company has fully provided the Buyer with all the information that the Buyer has requested for deciding whether to purchase the G Shares and the H Shares. The Financial Statements, this Agreement, and the other exhibits or schedules delivered in connection herewith or therewith, taken together, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein in light of the circumstances under which they were made not misleading.

            3. Representations and Warranties and other Agreements of the Buyer.

            3.1 Representations and Warranties. The Buyer hereby represents and warrants that:

            (a) Authorization. The Buyer has full power and authority to execute, deliver and perform its obligations under this Agreement and each Transaction Agreement to which it is a party and to purchase the G Shares and the H Shares. Assuming due execution by the Company hereof and thereof, this Agreement and each Transaction Agreement to which the Buyer is a party constitute the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles.

            (b) Purchase Entirely for Own Account. It is the Buyer's intention to acquire the G Shares, the G Conversion Shares, the H Shares and the H Conversion Shares (collectively, the "Securities") for investment for the Buyer's own account, not as a nominee or agent and not with a view to the sale or other disposition of any part thereof in violation of the 1933 Act. The Buyer has no present intention of selling, granting any participation in, or otherwise disposing of the same in violation of the 1933 Act. The Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Securities.

            (c) Restrictions on Disposition. The Buyer covenants that in no event will it dispose of any of the Securities (other than pursuant to Rule 144 promulgated under the 1933 Act ("Rule 144") or pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") pursuant to the 1933 Act) unless and until (i) the Buyer shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances setting forth the number of shares and price it proposes to sell at, excluding the name of the transferee and other information unless otherwise required in the written opinion of Company counsel to comply with the 1933 Act; and (ii) the Buyer shall have furnished the Company with an opinion of the Buyer's counsel reasonably satisfactory in form and substance to the Company and the Company's counsel to the effect that (A) such disposition will not require registration under the 1933 Act or compliance with any applicable state, local or foreign law, or (B) appropriate action necessary for compliance with the 1933 Act and any applicable state, local or foreign law has been taken. The restrictions on transfer imposed by this Section 3.1(c) shall cease and terminate as to the Securities when: (i) such securities shall have been effectively registered under the 1933 Act and sold by the owner thereof in accordance with such registration; or (ii) an opinion of the kind described in the preceding sentence states that all future transfers of such securities by the holder thereof would be exempt from registration under the 1933 Act and compliance with any applicable state, local or foreign law. Each certificate evidencing the Securities shall bear an appropriate restrictive legend as set forth in Section 3.3 below, except that such certificate shall not be required to bear such legend after a transfer thereof if the transfer was made in compliance with Rule 144 or pursuant to a registration statement or if the opinion of counsel referred to above is issued and provides that such legend is not required in order to establish compliance with any provisions of the 1933 Act.

            (d) Receipt of Information. The Buyer has been furnished access to such information and documents as the Buyer has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the other Transaction Agreements and the purchase of the G Shares and the H Shares.

            (e) Brokerage. There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Buyer, and the Buyer agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claims.

            3.2 Further Provisions Regarding Disposition.

            (a) Transfer to Affiliates. Notwithstanding the provisions of
Section 3.1(c) above, no registration statement or opinion of counsel shall be necessary for a transfer of the Securities by the Buyer to a subsidiary or affiliate (as defined pursuant to the 1933 Act) of the Buyer which is an accredited investor, if the transferee makes the representations and warranties set forth in Sections 3.1(b) and (c) and agrees in writing to be subject to the terms hereof, to the same extent as if such transferee were the Buyer hereunder.

            (b) New Certificates. Whenever the restrictions imposed by Section 3.1(c) above shall terminate as herein provided, the holder of the securities as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, one or more new certificates not bearing restrictive legends and not containing any reference to the restrictions imposed by this Agreement.

            3.3 Legends. It is understood that, subject to Sections 3.1(c) and 3.2(b), the certificates evidencing the G Shares and the H Shares may bear substantially the following legends:

            (a) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

            (b) Any legend required by the laws of any other applicable jurisdiction.

            3.4 Notice of Certain Events. The Buyer hereby covenants and agrees that during the term of the Transaction Agreements (including any extension thereof), unless notice has been provided in accordance with Section 3.1 (c), it will provide written notice to the Company of any sale or disposition, on the open market or in private transactions, by the Buyer or any of its affiliates (including subsidiaries or other entities controlled by the Buyer) of any shares of the Common Stock or other equity securities of the Company (or if the Buyer or such affiliates shall direct any third party to take any such actions on behalf of the Buyer or such affiliates), provided that no such notice need be given if the relevant transaction related to 1% or less of the outstanding common stock (on an as converted basis) of the Company. Such notice shall be transmitted to the Company by facsimile (with telephonic notice) within ten (10) days after any such transaction, and shall specify the person or entity effecting the transaction, the date of such transaction, and the number of securities with respect to such transaction.

            3.5 Limitation on Notice of Certain Events. The Buyer shall not be required to comply with the provisions of Section 3.4 if, in connection with any transaction referred to in Section 3.4, the Buyer or its affiliate files with the SEC and sends to the Company a statement on Schedule 13D or Schedule 13G in connection with such transaction and in compliance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            4. Conditions to the Buyer's Obligations at each Closing. The obligations of the Buyer under Section 1.2 of this Agreement are subject to the fulfillment on or before each of the First Closing and the Second Closing of each of the following conditions:

            4.1 Performance. The Company shall have performed and complied, in all material respects, with all agreements, obligations, and conditions contained in this Agreement and each other Transaction Agreement to which it is a party that are required to be performed or complied with by it on or before such Closing.

            4.2 License Agreement. PFC shall not have given written notice to the Company terminating the License Agreement.

            4.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any other country that are required in connection with the lawful issuance and sale of the G Shares or the H Shares, as applicable to the Buyer pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the such Closing.

            5. Conditions of the Company's Obligations at each Closing. The obligations of the Company under Section 1.2 of this Agreement are subject to the fulfillment on or before each of the First Closing and the Second Closing of each of the following conditions:

            5.1 Performance. The Buyer shall have performed and complied, in all material respects, with all agreements, obligations and conditions contained in this Agreement and each other Transaction Agreement to which it is a party that are required to be performed or complied with by it on or before such Closing.

            5.2 License Agreement. The Company shall not have received written notice from PFC terminating the License Agreement.

            5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any other country that are required in connection with the lawful issuance and sale of the G Shares or the H Shares, as applicable, to the Buyer pursuant to this Agreement shall have been duly obtained and shall be effective on and as of such Closing.

            6. Affirmative Covenants of the Company.

            6.1 Reports under the Exchange Act. With a view to making available to the Buyer the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a permitted holder of Securities to sell securities of the Company to the public without registration, and with a view to making it possible for any such holder to sell the Securities registered on Form S-3, the Company agrees to (subject to Section 7 in the case of Section 6.1(b)):

            (a) make available adequate current public information as contemplated by Rule 144 (c)(1) or (2);

            (b) take such action as is necessary to enable a holder to utilize Form S-3 for the sale of Securities;

            (c) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the Exchange Act; and

            (d) furnish to a holder owning any Securities upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the Exchange Act, or that it qualifies as a registrant whose Securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably required to permit any holder of Securities to avail itself of any rule or regulation of the SEC which permits the selling of any such Securities without registration or pursuant to such form.

            6.2 Material Change Notice. Within seven days before each of the First Closing and the Second Closing, if the information provided in Article 2 hereof is not true and correct in all material respects, the Company will provide a written notice of such changes to the Buyer or a statement to the effect that no such changes have occurred.

            6.3 Senior Ranked Preferred Stock. As long as any G Shares or H Shares are issued and outstanding, the Company shall not issue any shares of the Series A Preferred Stock and shall not designate and issue any preferred stock which is ranked senior to the Series G Preferred Stock or the Series H Preferred Stock.

            7. Registration of Common Stock.

            7.1 Registration.

            Provided that the G Conversion Shares or the H Conversion Shares, as applicable may not be sold pursuant to Rule 144(K) of the 1933 Securities Act, or any successor thereto, the Company will use its best efforts to cause to become effective, within 90 days after conversion of the G Shares or the H Shares, as applicable, a registration statement under the 1933 Act on Form S-3 or such other registration form as counsel to the Company deems appropriate, covering the G Conversion Shares or the H Conversion Shares, as applicable (in each case, "Registrable Stock").

For purposes of this Agreement, a "Holder" of any security means the record or beneficial owner of such security or any permitted successor or assignee thereof.

            7.2 Registration Expenses. The Company shall pay all expenses incurred in effecting the registration of Registrable Stock pursuant to Section
7.1 including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but not including underwriting discounts, commissions and expenses and fees of counsel to the participating Holders.

            7.3 Registration Procedures. If and whenever the Company is required by the provisions of Section 7.1 to effect the registration of the Registrable Stock under the 1933 Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the SEC a registration statement which includes the Registrable Stock and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed or until the participating Holders can sell all such Registrable Stock pursuant to Rule 144;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of Registrable Stock covered by such registration statement whenever a Holder shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Section 7;

            (c) furnish to each participating Holder (and to each underwriter, if any, of Registrable Stock) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Stock;

            (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under such state securities or blue sky laws of such jurisdiction as each participating Holder shall reasonably request and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the Registrable Stock, except that the Company shall not for any purpose be required to consent generally to service of process or qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

            (e) before filing the registration statement prospectus or amendments or supplements thereto, furnish to counsel selected by the participating Holders copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

            (f) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offer;

            (g) notify the participating Holders at any time when a prospectus relating to any Registrable Stock covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Holders, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best efforts to cause each such amendment and supplement to become effective;

            (h) furnish at the request of the participating Holders on the date that such Registrable Stock is delivered to the underwriters for sale in connection with a registration pursuant to this Section 7 (i) an opinion, dated such date, of the counsel representing the Company, for purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offer addressed to the underwriters, if any, and to such Holders, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offer, addressed to the underwriters and to such Holders;

            (i) notify the Holders of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement of the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest time; and

            (j) use its best efforts to cause all such Registrable Stock to be listed on the securities exchange or the Nasdaq National Market, if any, on which the Company's Common Stock is then listed.

            Upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g), the Holder will forthwith discontinue disposition of such Registrable Stock covered by such registration statement or prospectus until receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of an additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Company, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Stock current at the time of receipt of such notice.

            7.4 Indemnification. In the event Registrable Stock is registered pursuant to this Section 7:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder of Registrable Stock which is included in a registration statement filed pursuant to the provisions of this Agreement and any underwriter (within the meaning of the 1933 Act) with respect to the Registrable Stock, and each officer, director, employee and agent thereof and each person, if any, who otherwise controls such Holder or underwriter (within the meaning of the 1933 Act), against any losses or claims, damages, expenses or liabilities, joint or several, to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or allegedly untrue statement of any material fact contained in the registration statement for the Registrable Stock, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Stock, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading or arise out of any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law; and will reimburse such Holder, any underwriter, officer, director, employee, agent or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of the Company, which shall not be unreasonably withheld, nor shall the Company be liable under this
Section 7.4(a) to such Holder, such underwriter, officer, director, employee, agent or controlling person for any such loss, claim, damage, expense, liability or action to the extent that it arises out of, or is based upon, an untrue statement or allegedly untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by such Holder, such underwriter, officer, director, employee, agent or such controlling person.

            (b) To the extent permitted by law, each Holder of Registrable Stock which is included in a registration statement filed pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, each of its employees, agents, directors and officers, each person, if any, who controls the Company within the meaning of the 1933 Act, and any underwriter (within the meaning of the 1933 Act) against any losses, claims, damages, expenses or liabilities to which the Company or any such person or underwriter may become subject, under the 1933 Act, the Exchange Act or other federal or state law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue or allegedly untrue statement of any material fact contained in a registration statement for the Registrable Stock, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Stock, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading; in each case to the extent that such untrue statement or allegedly untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by such Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this
Section 7.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of such Holder, which shall not be unreasonably withheld; and such Holder will reimburse the Company or any such person or underwriter for any legal or other expenses reasonably incurred by the Company or any such person or underwriter in connection with investigating or defending such loss, claim, damage, liability, expense or action.

            (c) Promptly after receipt by an indemnified party under this
Section 7.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.4, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnifying party shall not have the right to direct the defense of such an action on behalf of an indemnified party if such indemnified party has reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party; provided, however, that in such event, the indemnifying party shall bear the fees and expenses of only one (1) separate counsel for all indemnified parties, such separate counsel to be reasonably satisfactory to the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.4, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section.

            (d) To the extent permitted by law, the indemnification provided for under this Section 7.4 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person (within the meaning of the 1933 Act) of such indemnified party and will survive the transfer of securities.

            (e) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, no underwriter, if any, shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 7.4(e) shall be several in proportion to their respective underwriting commitments and not joint.

            7.5 Information from the Buyer. The Buyer shall furnish to the Company in writing any information regarding the Buyer which the Company may reasonably request in writing in connection with registration pursuant to this
Section 7.

            7.6 Transferability. The right to have the Company register Registrable Stock granted by the Company to the Holders under this Agreement may be assigned by a Holder to a permitted transferee or assignee of at least one-half of the Registrable Stock (subject to appropriate adjustment for stock splits, stock dividends, reclassification and consolidations), provided that the Company must receive written notice prior to or at the time of said transfer, stating the name and address of said transferee or assignee. The limitations set forth in this Article 7 with respect to registration rights shall apply to all transferees or assignees of Registrable Stock.

            8. Miscellaneous.

            8.1 Incorporation by Reference. All exhibits and schedules appended to this Agreement are herein incorporated by reference and made a part hereof.

            8.2 Parties in Interest. All terms, covenants, agreements, representations, warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

            8.3 Amendments and Waivers. Changes in or additions to this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived, only upon the written consent of the Company and the Buyer.

            8.4 Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and, together with the rights or obligations of the parties hereunder, shall be construed under and governed by the laws of such State without giving effect to principles of conflicts of law.

            8.5 Notices. All notices, requests, consents and demands shall be in writing and shall be deemed given when (i) personally delivered, (ii) mailed in a registered or certified envelope, postage prepaid or (iii) sent by Federal Express or another nationally recognized overnight delivery service (paid by sender), or (iv) sent by telex, facsimile, or telecopier upon receipt of the correct answerback.

To the Company at:

         Alliance Pharmaceutical Corp.
         6175 Lusk Boulevard
         San Diego, CA  92121
         Attention: Theodore D. Roth
                    President and Chief Operating Officer
                    Lloyd A. Rowland
                    Vice President and General Counsel
         Facsimile: (858) 410-5306

with a copy to:

         Stroock & Stroock & Lavan LLP
         180 Maiden Lane
         New York, NY  10038
         Attention: Melvin Epstein, Esq.
         Facsimile: (212) 806-6006

To the Buyer at:

         Baxter Healthcare Corporation
         Route 120 & Wilson Road
         Round Lake, Illinois  60073
         Attention: General Manager, Global Anesthesia
         Facsimile: (847) 270-2016

with a copy to:

         Baxter Healthcare Corporation
         One Baxter Parkway
         Deerfield, Illinois  60015
         Attention: General Counsel
         Facsimile: (847) 948-2450

with a copy to:

         Gibson, Dunn and Crutcher LLP
         4 Park Plaza, Suite 1800
         Irvine, California  92614

         Attention: Thomas Magill, Esq.
         Facsimile: (949) 451-4220

or such other address as may be furnished in writing to the other parties hereto.

            8.6 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

            8.7 Effect of Headings. The section and paragraph headings herein are for convenience only and shall not affect the construction hereof.

            8.8 Entire Agreement. This Agreement and the Exhibits and Schedules hereto and thereto and the License Agreement constitute the entire agreement between the Company and the Buyer with respect to the subject matter hereof. There are no representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements between the parties with respect to the G Shares, the H Shares, the G Conversion Shares and the H Conversion Shares subject thereto and the subject matter hereof.

            8.9 Publicity. Neither party shall originate any publicity, news release, or other announcement, written or oral, relating to this agreement, or to performance hereunder or the existence of an arrangement between the parties without the prior written approval of the other, except as may be otherwise required by law.

            8.10 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            8.11 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

            8.12 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or an a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Buyer in the case of an amendment or by the written waiver of the waiving party in the case of a waiver. Any amendment or waiver effected in accordance with this Section 9.12 shall be binding upon any holder of any securities purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities (so long as such securities are restricted securities) and the Company.

            8.13 Fees and Expenses. The Company and the Buyer shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except for any expenses incurred in connection with the registration of any of the securities sold pursuant to this Agreement which shall be borne exclusively by the Company; except as otherwise provided in this Agreement.

            IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written, by the parties hereto.

                                ALLIANCE PHARMACEUTICAL CORP.

                                By:
                                    --------------------------------------------
                                Name:
                                Title:

                               BAXTER HEALTHCARE CORPORATION

                                By:
                                    --------------------------------------------
                                Name:
                                Title: